Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421
		Operating Report Number:	18
	Debtor	For the Month Ending:	30-Nov-09
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)	26,179,908

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	26,177,200

3. BEGINNING BALANCE:	2,709

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify)	Transfers from Money Market Acct	659,000

TOTAL RECEIPTS THIS PERIOD:	659,000

5. BALANCE:	661,709

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	—

Disbursements (from page 2)	659,077

7. ENDING BALANCE:	2,632

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

IA	Page 1 of 14

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
11/4/2009	wire	Caldwell Law Firm	Professional fees		$2,624	$2,624
11/4/2009	wire	Mark Schaffer	Annual Admin Fee		5,833	5,833
11/4/2009	wire	Barney Northcote	Director Fees		5,833	5,833
11/4/2009	wire	David S. Depillo	Director Fees		5,833	5,833
11/4/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
11/4/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
11/4/2009	wire	Patton Boggs LLP	Professional fees		155,869	155,869
11/4/2009	6000000477	Mellon Investor Services LLC	A/P vendor payments		2,777	2,777
11/4/2009	6000000478	Stephen H. Gordon	Director Fees		5,833	5,833
11/12/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		640	640
11/12/2009	wire	FTI Consulting	Professional fees		38,710	38,710
11/18/2009	wire	Ernst & Young	Professional fees		1,477	1,477
11/18/2009	wire	Solon Group, Inc.	Professional fees		19,540	19,540
11/18/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		202,916	202,916
11/18/2009	6000000479	Iron Mountain Records Mgmt Inc	A/P vendor payments		889	889
11/18/2009	6000000480	West Payment Center	A/P vendor payments		3,656	3,656
11/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,685	2,685
11/25/2009	wire	Shareholder.com	A/P vendor payments		346	346
11/25/2009	wire	Ernst & Young	Professional fees		2,918	2,918
11/25/2009	wire	Caldwell Law Firm	Professional fees		3,128	3,128
11/25/2009	wire	Kurtzman Carson Consultants	Professional fees		18,378	18,378
11/25/2009	wire	CRG Partners Group LLC	Professional fees		32,244	32,244
11/25/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		111,470	111,470
11/25/2009	6000000481	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		3,402	3,402
11/25/2009	6000000482	Secretary of State	Filing Fee		25	25
11/25/2009	6000000483	William M. Stern	OEC Member — Travel Expense Reimbursement		1,215	1,215

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$659,077	$659,077

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

IA P2	Page 2 of 14

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	11/30/2009	Balance on Statement:	$9,275

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

6000000451	7/29/2009	2,000
6000000481	11/25/2009	3,402
6000000482	11/25/2009	25
6000000483	11/25/2009	1,215
TOTAL OUTSTANDING CHECKS:			$6,643

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,632

IA P3	Page 3 of 14

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,136,491

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		12,264,002

3. BEGINNING BALANCE:		25,872,488

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	—

Interest Income	2,517

TOTAL RECEIPTS THIS PERIOD:		2,517

5. BALANCE:		25,875,005

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)		659,000

Disbursements (from page 5)		3,225

7. ENDING BALANCE:		25,212,780

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

IB 4	Page 4 of 14

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
11/4/2009	wire	Fremont General Corporation	Bank account transfer	$216,000		$216,000
11/12/2009	wire	Fremont General Corporation	Bank account transfer	39,000		39,000
11/18/2009	wire	Fremont General Corporation	Bank account transfer	229,000		229,000
11/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,225	3,225
11/25/2009	wire	Fremont General Corporation	Bank account transfer	175,000		175,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$659,000	$3,225	$662,225

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

IB P2	Page 5 of 14

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	11/30/2009	Balance on Statement:	$25,212,780

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$25,212,780

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

IB P3	Page 6 of 14

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:		November 30, 2009
		Gross Sales Subject to Sales Tax:		—

		Total Wages Paid:		—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due

	Federal Withholding	—	—	N/A

	State Withholding	—	—	N/A

	FICA- Employer’s Share	—	—	N/A

	FICA- Employee’s Share	—	—	N/A

	Federal Unemployment	—	—	N/A

	Sales and Use	—	—	N/A

	Real Property	—	—	N/A

Other:

	TOTAL:	—	—

II - III	Page 7 of 14

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 11/30/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:	2,632
	Money Market Account:	25,212,780
	Payroll Account:(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			25,215,412

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

ID	Page 8 of 14

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	107,296	—	—
31 - 60 days	—	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819

TOTAL:	113,569	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-1/01/10	1/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Platte River	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess E&O	5,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

IV, V, VI	Page 9 of 14

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,750	21-Oct-2009	9,749	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		45,501		45,500	—

IV, V, VI	Page 10 of 14

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing	Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month
No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order		Amount
	Authorizing		Paid During
Name of Insider	Compensation	Description	the Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

VII - VIII	Page 11 of 14

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	11/30/09	6/19/08-11/30/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—
Compensation- regular (intercompany allocation)	110,149	2,261,752
Compensation- group insurance		—
Compensation- 401(k)/ESOP/Incentive	2,330	(1,698,250)
Occupancy	889	511,006
Payroll Taxes		—
Other Taxes (Itemize)		—
Information systems		39,722
Advertising and promotion		23,635
Telecom		(115)
Travel		2,670
Printing and supplies	640	32,207
Postage		(29,156)
All other	41,856	439,676
Depreciation and Amortization	287	22,979
Rent Expense — Real Property		—
Lease Expense — Personal Property		—
Insurance	163,261	2,838,916
Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	319,412	4,445,042

Net Gain/(Loss) from Operations	(319,412)	(4,445,042)

Non-Operating Income:
Interest Income	2,518	230,290
Net Gain on Sale of Assets (Itemize)		—
Other — Equity in Earnings of Subsidiaries	(1,060,305)	115,670,348
Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(1,057,787)	115,825,362

Non-Operating Expenses:
Interest Expense(1)	23,914	416,104
Legal and Professional (Itemize)(2)	1,013,658	15,336,701
Other (Itemize)	—	—

Total Non-Operating Expenses	1,037,572	15,752,805

NET INCOME/(LOSS)	$(2,414,771)	$95,627,515

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

IX	Page 12 of 14

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current
	Month End
ASSETS
Current Assets:
Unrestricted Cash	$25,215,412
Accounts Receivable	118,819
Intercompany Receivable	611,991
Prepaid Expenses	3,091,026
Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	12,017,596
Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		44,147,621

Property, Plant, and Equipment	168,996
Accumulated Depreciation/Depletion	(17,209)

Net Property, Plant, and Equipment		151,787

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,929
Investment in Subsidiary	400,253,373

Total Other Assets		400,268,302

TOTAL ASSETS		$444,567,710

LIABILITIES
Post-petition Liabilities:
Accounts Payable	113,569
Accruals(1)	3,227,667
Taxes Payable	—
Professional fees	—
Accrued Interest Payable	—
Other(2)	11,055,146

Total Post-petition Liabilities		14,396,382

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—
Unsecured Liabilities(3)	378,082,503

Total Pre-petition Liabilities		378,082,503

TOTAL LIABILITIES		392,478,885

EQUITY:
Pre-petition Owners’ Equity(4)	(53,776,415)
Post-petition Profit/(Loss)	95,627,515
Direct Charges to Equity	10,237,725

TOTAL EQUITY		52,088,825

TOTAL LIABILITIES & EQUITY		$444,567,710

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(2)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $10.6 million.

(3)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.2 million related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(4)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 3 above.

X	Page 13 of 14

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

During the reporting period, the Bankruptcy Court held a hearing to consider the adequacy of the chapter 11 plan and disclosure statement filed by New World Acquisition, LLC (“New World”) [see generally Docket Nos. 1188-1193], after which hearing New World’s disclosure statement was approved. Subsequently, the Official Committee of Equity Holders (the “Equity Committee”) filed an “emergency” motion to set a hearing on a disclosure statement and plan related to a “compromise” reached with certain creditors [see Docket Nos. 1219-1220 & 1223-1225]. Following a lengthy hearing on November 17, 2009, the Bankruptcy Court reset the schedule for the plan process in this case, including by setting a hearing regarding the Equity Committee’s new disclosure statement, as well as any other disclosure statements that may be timely filed, for January 8, 2010.

4.	Describe potential future developments which may have a significant impact on the case:
By December 3, 2009, six (6) groups of plan proponents — including both official committees, New World, Signature Group Holdings LLC, and Ranch Capital, LLC — had filed chapter 11 plans and disclosure statements [see, e.g., Docket Nos. 1278-1283 & 1285-1288]. As noted, an omnibus hearing on these disclosure statements will occur on January 8, 2010, after which the Debtor anticipates that solicitation will begin regarding some or all of the six (6) filed plans.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.